                    CV Therapeutics, Inc.
                  (a Delaware corporation)

                        $175,000,000
         4 3/4% Convertible Subordinated Notes due 2007

                     PURCHASE AGREEMENT


                                               March 1, 2000


MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
   Incorporated
J.P. Morgan Securities Inc.
FleetBoston Robertson Stephens Inc.
SG Cowen Securities Corporation
   as Representative(s) of the several Initial Purchasers
c/o   Merrill Lynch & Co.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

     CV Therapeutics, Inc., a Delaware corporation (the "Company"), confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and each of the other initial purchasers named in Schedule A hereto (collectively, the "Initial Purchasers," which term shall also include any initial purchaser substituted as hereinafter provided in Section 11 hereof), for which Merrill Lynch and J.P. Morgan Securities Inc., FleetBoston Robertson Stephens Inc. and SG Cowen Securities Corporation are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Company and the purchase by the Initial Purchasers, acting severally and not jointly, of the respective principal amounts set forth in said Schedule A of $175,000,000 aggregate principal amount of the Company's 4_% Convertible Subordinated Notes due 2007 (the "Notes"), and with respect to the grant by the Company to the Initial Purchasers of the option described in Section 2(b) hereof to purchase all or any part of an additional $26,250,000 aggregate principal amount of Notes to cover over-allotments, if any. The aforesaid $175,000,000 aggregate principal amount of Notes (the "Initial Securities") to be purchased by the Initial Purchasers and all or any part of the $26,250,000 aggregate principal amount of

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Notes subject to the option described in Section 2(b) hereof (the
"Option Securities") are hereinafter called, collectively, the "Securities." The Securities are to be issued pursuant to an indenture to be dated as of March 7, 2000 (the
"Indenture") between the Company and Norwest Bank,
Minnesota, N.A., as trustee (the "Trustee"). Securities issued in book-entry form will be issued to Cede & Co. as nominee of The Depository Trust Company ("DTC") pursuant to a letter agreement, to be dated as of the Closing Time (as defined in Section 2(c)) (the "DTC Agreement"), among the
Company, the Trustee and DTC.

     The Securities are convertible at the option of the holder at any time on or prior to maturity, unless previously redeemed or otherwise purchased, into shares of the Company's Common Stock, par value $.001 per share (the
"Common Stock"), at the initial conversion price specified in Schedule A hereto.

     The Company understands that the Initial Purchasers propose to make an offering of the Securities on the terms and in the manner set forth herein and agrees that the Initial Purchasers may resell, subject to the conditions set forth herein, all or a portion of the Securities to purchasers ("Subsequent Purchasers") at any time after this Agreement has been executed and delivered. The Securities are to be offered and sold through the Initial Purchasers without being registered under the Securities Act of 1933, as amended (the "1933 Act"), in reliance upon exemptions therefrom. Pursuant to the terms of the Securities and the Indenture, investors that acquire Securities may only resell or otherwise transfer such Securities if such Securities are hereafter registered under the 1933 Act or if an exemption from the registration requirements of the 1933 Act is available (including the exemption afforded by Rule 144A ("Rule 144A") of the rules and regulations promulgated under the 1933 Act by the Securities and Exchange Commission (the "Commission")). Prior to the purchase of the Securities by the Initial Purchasers, the Company will enter into with the Initial Purchasers an agreement (the "Registration Rights Agreement") pursuant to which the Company is required to file and use its reasonable best efforts to have declared effective a registration statement under the 1933 Act to register resales of the Securities and the shares of Common Stock issuable upon conversion thereof.

     The Company has prepared and delivered to the Initial Purchasers copies of a preliminary offering memorandum dated February 25, 2000 (the "Preliminary Offering Memorandum") and has prepared and will deliver to the Initial Purchasers, on the date hereof or the next succeeding day, copies of a final offering memorandum dated March 1, 2000 (the "Final Offering Memorandum"), each for use by the Initial Purchasers in connection with its solicitation of purchases of, or offering of, the Securities. "Offering Memorandum" means, with respect to any date or time referred to in this Agreement, the most recent offering memorandum (whether the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement to either such

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document), which has been prepared and delivered by the
Company to the Initial Purchasers in connection with their solicitation of purchases of, or offering of, the Securities.

      SECTION 1.     Representations and Warranties.

      (a) Representations and Warranties. The Company represents and warrants to each Initial Purchaser as of the date hereof, as of the Closing Time referred to in
Section 2(c) hereof and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agrees with each Initial Purchaser, as follows:

         (i) Offering Memorandum. The Offering Memorandum does not, and at the Closing Time (and, if any Option Securities are purchased, at each Date of Delivery) will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that this representation, warranty and agreement shall not apply to statements in or omissions from the Offering Memorandum made in reliance upon and in conformity with information furnished to the Company in writing by any Initial Purchaser expressly for use in the Offering Memorandum.

         (ii) Documents Filed Pursuant to the 1934 Act. Each of the Company's (a) Form 10-K, for the fiscal year ended December 31, 1998; (b) 1999 Proxy Statement Pursuant to
      Section 14(a) of the Securities Exchange Act of 1934 (the "1934 Act"); (c) Forms 10-Q, for the fiscal quarters ended March 31, 1999 and September 30, 1999; (d) Form 10-Q, for the fiscal quarter ended June 30, 1999, as amended by Form 10-Q/A dated October 4, 1999; (e) Forms 8-K, dated February
      2, 1999, May 5, 1999 and February 25, 2000; and (f) the
      description of the Company's Common Stock contained in the Company's registration statement on Form 8-A, dated October 30, 1996 (collectively, the documents listed in (a) through (f) above are referred as the "1934 Act Reports"), filed with the Commission pursuant to the 1934 Act at the time they were filed with the Commission complied or will comply in all material respects with the requirements of the 1934
      Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when filed with the Commission (or, if amended, when amended), did not or will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(iii) Independent Accountants. The accountants who certified the financial statements and supporting schedules included in the Offering Memorandum are

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independent public accountants with respect to the Company and its subsidiary within the meaning of Regulation S-X under the 1933 Act.

(iv) Financial Statements. The financial statements, together with the related schedules and notes, included in the Offering Memorandum present fairly the financial position of the Company and its consolidated subsidiary at the dates indicated and the statement of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiary for the periods specified; said financial statements have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the periods involved. The supporting schedules, if any, included in the Offering Memorandum present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Offering Memorandum present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Offering Memorandum.

(v) No Material Adverse Change in Business. Since the respective dates as of which information is given in the Offering Memorandum (exclusive of any amendments thereto after the date hereof), except as otherwise stated therein,
(A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Company or its subsidiary, other than those in the ordinary course of business, which are material with respect to the Company and its subsidiary considered as one enterprise and (C) there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(vi) Good Standing of the Company. The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, the Indenture and the Securities; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing could not reasonably be expected to result in a Material Adverse Effect.

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(vii)    Good Standing of CVT Adenosine Company.  The
Company does not own, directly or indirectly, any interest in any other corporation, association or other business entity other than CVT Adenosine Company, a Cayman Islands corporation ("CVTA"). CVTA has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing could not reasonably be expected to result in a Material Adverse Effect; all of the issued and outstanding capital stock of CVTA has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company, directly or through its subsidiary, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity; none of the outstanding shares of capital stock of CVTA was issued in violation of any preemptive or similar rights of any securityholder of CVTA.

(viii) Capitalization. The authorized, issued and outstanding capital stock of the Company (a) as of September 30, 1999, was as set forth in the Offering Memorandum in the column entitled "Actual" under the caption "Capitalization",
(b) was, as of such date, after giving effect to receipt by the Company of the net proceeds from its public offering of Common Stock in October 1999, as set forth in the Offering Memorandum in the column entitled "Pro Forma" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Offering Memorandum or pursuant to the exercise of convertible securities, options or warrants referred to in the Offering Memorandum, and (c) after giving effect to the transactions contemplated by this Agreement, would have been as set forth in the Offering Memorandum in the column entitled "Pro Forma as Adjusted" under the caption "Capitalization" (except for subsequent issuances, if any, pursuant to this Agreement, pursuant to reservations, agreements or employee benefit plans referred to in the Offering Memorandum or pursuant to the exercise of convertible securities, options or warrants referred to in the Offering Memorandum. The shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; none of the outstanding shares of capital stock of the Company was issued in violation of the preemptive or other similar rights of any securityholder of the Company. The shares of issued and outstanding capital stock of the Company have been issued in compliance, in all material respects, with all federal and state securities laws.
Except as stated in the Offering

Memorandum (exclusive of any amendments thereto after the date hereof), there are no outstanding options, warrants or other rights calling for the issuance of, and no commitments, or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable for capital stock of the Company.

(ix) Authorization of Agreements. This Agreement has been duly authorized, executed and delivered by the Company. The Registration Rights Agreement has been duly authorized and, at the Closing Time, will have been duly executed and delivered by the Company and will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

(x) Authorization of the Indenture. The Indenture has been duly authorized by the Company and, when executed and delivered by the Company and the Trustee, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law). The Indenture conforms in all material respects with the Trust Indenture Act of 1939, as amended (the "1939 Act").

(xi) Authorization of the Securities. The Securities have been duly authorized and, at the Closing Time, will have been duly executed by the Company and, when authenticated, issued and delivered in the manner provided for in the Indenture and delivered against payment of the purchase price therefor as provided in this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or similar laws affecting enforcement of creditors' rights generally and except as enforcement thereof is subject to general principles of equity
(regardless of whether enforcement is considered in a proceeding in equity or at law), and will be in the form contemplated by, and entitled to the benefits of, the Indenture.

(xii) Description of the Securities and the Indenture. The Securities and the Indenture will conform in all material respects to the respective statements relating thereto contained in the Offering Memorandum and will be in substantially the respective forms of the drafts thereof dated February 29, 2000, with such changes thereto as may be consented to by the Initial Purchasers, such consent not to be unreasonably withheld.

(xiii) Authorization and Description of Common Stock. The Common Stock conforms in all material respects to the statements relating thereto contained in the Offering Memorandum and such description conforms in all material respects to the rights set forth in the instruments defining the same. Upon issuance and delivery of the Securities in accordance with this Agreement and the Indenture, the Securities will be convertible at the option of the holder thereof for shares of Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action and such shares, when issued upon such conversion, will be validly issued and will be fully paid and non-assessable; no holder of such shares will be subject to personal liability by reason of being such a holder; and the issuance of such shares upon such conversion will not be subject to the pre emptive or other similar rights of any securityholder of the Company.

(xiv) Absence of Defaults and Conflicts. Neither the Company nor its subsidiary is (a) in violation of its charter or by-laws, (b) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which the Company or its subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or its subsidiary is subject (collectively, "Agreements and Instruments") or (c) in violation of any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or its subsidiary or any of their assets, properties or operations, except for such defaults or violations in the case of clauses (b) and (c) that could not result in a Material Adverse Effect. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, the Indenture and the Securities and any other agreement or instrument entered into or issued or to be entered into or issued by the Company in connection with the transactions contemplated hereby or thereby or in the Offering Memorandum and the consummation of the transactions contemplated herein and in the Offering Memorandum (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use of Proceeds" and the issuance of the shares of Common Stock issuable upon conversion of the Securities) and compliance by the Company with its obligations hereunder and under the Registration Rights Agreement, the Indenture and the Securities have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or a Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiary pursuant to, the Agreements and Instruments except for such conflicts, breaches or defaults or liens, charges or encumbrances that, singly and in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, nor will such action result in any violation of the provisions of the charter or by-laws of the Company or its subsidiary or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or its subsidiary or any of their assets, properties or operations. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or its subsidiary.

(xv) Absence of Labor Dispute. No labor dispute with the employees of the Company or its subsidiary exists or, to the knowledge of the Company, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its subsidiary's principal suppliers, manufacturers, customers or contractors, which, in either case, could result in a Material Adverse Effect.

(xvi) Absence of Proceedings. Except as disclosed in the Offering Memorandum (exclusive of any amendments thereto after the date hereof), there is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company, threatened, against or affecting the Company or its subsidiary which could reasonably be expected to result in a Material Adverse Effect, or which could materially and adversely affect the properties or assets of the Company or its subsidiary or the consummation of the transactions contemplated by this Agreement and the Registration Rights
Agreement or the
performance by the Company of its obligations hereunder or thereunder. The aggregate of all pending legal or governmental proceedings to which the Company or its subsidiary is a party or of which any of their respective property or assets is the subject which are not described in the Offering Memorandum (exclusive of any amendments thereto after the date hereof), including ordinary routine litigation incidental to the business, could not reasonably be expected to result in a Material
Adverse Effect.

(xvii) Possession of Intellectual Property. The Company and its subsidiary own or possess adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property, including, without limitation, all of the intellectual property described in the Offering Memorandum as being owned or licensed by the Company (collectively, "Intellectual Property"), necessary to carry on the business now operated by them. Except as set forth in the Offering Memorandum (exclusive of any amendments thereto after the date hereof), no valid U.S. patent is, or to the knowledge of the Company would be, infringed by the activities of the Company in the manufacture, use, offer for sale or sale of any product or component thereof as described in the Offering Memorandum. The patent applications (the "Patent Applications") filed by or on behalf of the Company described in the Offering Memorandum have been properly prepared and filed on behalf of the Company; except as set forth in the Offering Memorandum (exclusive of any amendments thereto after the date hereof) each of the Patent Applications and patents (the "Patents") described in the Offering Memorandum is assigned or licensed to the Company, and, except as set forth in the Offering Memorandum (exclusive of any amendments thereto after the date hereof), no other entity or individual has any right or claim in any Patent, Patent Application or any patent to be issued therefrom; and, to the knowledge of the Company, each of the Patent Applications discloses potentially patentable subject matter. There are no actions, suits or judicial proceedings pending relating to patents or proprietary information to which the Company is a party or of which any property of the Company is subject and neither the Company nor its subsidiary has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property or of any facts or circumstances which could render any Intellectual Property invalid or inadequate to protect the interest of the Company or its subsidiary therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, singly or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

         (xviii)     Clinical Trials.  The human clinical trials
      conducted by the Company or in which the Company has participated relating to ranolazine and CVT-510 that are described in the Offering Memorandum, or the results of which are referred to in the Offering Memorandum are the only human clinical trials currently being conducted by or on behalf of the Company, and, to the best of the Company's knowledge, such studies and tests were and, if still pending, are being, conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards; the descriptions of the results of such studies, tests and trials contained in the Offering Memorandum are accurate and complete in all material respects. The Company has no knowledge of any other studies or tests, the results of which call into question the results of the clinical trials described in the Offering Memorandum. The Company has not received any notices or correspondence from the FDA or any other governmental agency requiring the termination, suspension or modification of any clinical trials conducted by, or on behalf of, the Company or in which the Company has participated that are described in the Offering Memorandum or the results of which are referred to in the Offering Memorandum. All human clinical trials previously conducted by or on behalf of the Company while conducted by or on behalf of the Company, were conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards; the descriptions of the results of such studies, tests and trials contained in the Offering Memorandum, if any, are accurate and complete in all material respects.

         (xix) Absence of Further Requirements. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Company of its obligations hereunder or under the Registration Rights Agreement or the Indenture, in connection with the offering, issuance or sale of the Securities under this Agreement, the issuance of shares of Common Stock upon conversion of Securities or the consummation of the transactions contemplated by this Agreement, the Registration Rights Agreement or the Indenture, except (a) such as may be required under the 1933 Act or the 1933 Act Regulations in connection with the transactions contemplated by the Registration Rights Agreement or (b) or as may be required under the state securities or blue sky laws.

(xx) Possession of Licenses and Permits. The Company and its subsidiary possess such permits, licenses, approvals, consents and other authorizations (including, licenses, pharmacy licenses, accreditation and other similar documentation or approvals of any local health departments) (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies, including, without limitation, the Food and Drug Administration ("FDA"), necessary to conduct the business now operated by them; the Company and its subsidiary are in compliance with the terms and conditions of all such Governmental Licenses and all applicable FDA rules and regulations, guidelines and policies, except where the failure so to comply could not reasonably be expected to, singly and in the aggregate, result in a Material Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except where the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect could not reasonably be expected to result in a Material Adverse Effect; and neither the Company nor its subsidiary has received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could reasonably be expected to result in a Material Adverse Effect.

(xxi) Title to Property. Neither the Company nor its subsidiary owns any real property. The Company and its subsidiary have good title to all other properties owned by them, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind except such as (a) are described in the Offering Memorandum or (b) do not, singly and in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or its subsidiary; and all of the leases and subleases material to the business of the Company and its subsidiary, considered as one enterprise, and under which the Company or its subsidiary holds properties described in the Offering Memorandum, are in full force and effect, and neither the Company nor its subsidiary has any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or its subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of such the Company or its subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

(xxii) Accuracy of Contract Descriptions. All of the descriptions of contracts or other documents contained in the Offering Memorandum (exclusive of any amendments thereto after the date hereof) are accurate and complete descriptions of such contracts or other documents. There are no contracts or documents which are required to be described in the 1934 Act Reports or to be filed as exhibits thereto which have not been so described therein and filed as required. There are no contracts or other documents which would be required to be described in the Offering Memorandum if the Offering Memorandum were a prospectus included in a registration statement on Form S-1 that have not been so described in the Offering Memorandum (exclusive of any amendments thereto after the date hereof).

(xxiii)     Tax Returns and Payment of Taxes.  The Company
and its subsidiary have timely filed all Federal, state, local and foreign tax returns that are required to be filed or have duly requested extensions thereof and all such tax returns are true, correct and complete, except to the extent that any failure to file or request an extension, or any incorrectness could not reasonably be expected to, singly and in the aggregate, result in a Material Adverse Effect. The Company and its subsidiary have timely paid all taxes shown as due on such filed tax returns (including any related assessments, fines or penalties), except to the extent that any such taxes are being contested in good faith and by appropriate proceedings, or to the extent that any failure to pay could not reasonably be expected to, singly and in the aggregate, result in a Material Adverse Effect; and adequate charges, accruals and reserves have been provided for in the financial statements referred to in
Section 1(a)(iii) above in accordance with GAAP in respect of all Federal, state, local and foreign taxes for all periods as to which the tax liability of the Company or its subsidiary has not been finally determined or remains open to examination by applicable taxing authorities. Neither the Company nor its subsidiary is a "United States real property holding corporation" within the meaning of
Section 897(c)(2) of the Internal Revenue Code of 1986, as amended.

(xxiv) Insurance. The Company and its subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and the Company has no reason to believe that the Company or its subsidiary will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business, except where the failure to renew or maintain such coverage could not reasonably be expected to result in a Material Adverse
Effect.

(xxv) Year 2000. The Company has reviewed its operations and those of its subsidiary and has made inquiries of any third party with which the Company or its subsidiary has a material relationship to evaluate the extent to which the business or operations of the Company or its subsidiary will be affected by the Year 2000 Problem. Other than as set forth in the Offering Memorandum, the Company does not anticipate incurring operating expenses or costs material to the financial position or results of operations of the Company and its subsidiary in connection with the actions that the Company currently believes are necessary to address the Year 2000 Problem. As a result of the aforementioned review, the

Company has no reason to believe, and does not believe, that the Year 2000 Problem will have a Material Adverse Effect on the Company and its subsidiary considered as one enterprise or result in any material loss or interference with the business or operations of the Company or its subsidiary. The "Year 2000 Problem" as used herein means any risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000.

(xxvi) Environmental Laws. Except as described in the Offering Memorandum (exclusive of any amendments thereto after the date hereof) and except such matters as could not reasonably be expected to, singly and in the aggregate, result in a Material Adverse Effect, (A) neither the Company nor its subsidiary is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"),
(B) the Company and its subsidiary have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or its subsidiary and (D) there are no events or circumstances that could form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or its subsidiary relating to Hazardous Materials or Environmental Laws.

(xxvii)     Solvency of the Company.  The Company is, and
immediately after the Closing Time will be, Solvent. As used herein, the term "Solvent" means, with respect to the Company on a particular date, that on such date (a) the fair market value of the assets of the Company is greater than the total amount of liabilities (including contingent liabilities) of the Company, (b) the present fair salable value of the assets of the Company is greater than the amount that will be required to pay the probable liabilities of the Company on its debts as they become absolute and matured, (c) the Company is able to realize upon its assets and pay its debts and other liabilities, including contingent obligations, as they mature and (d) the Company does not have unreasonably small capital.

(xxviii)    Absence of Price Stabilization.  Neither the
Company nor any of its affiliates, as such term is defined in Rule 501(b) under the 1933 Act (each, an "Affiliate"), has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which could in the future cause or result in, stabilization or manipulation of the price of any security of the Company, nor has the Company become aware that any of its Affiliates has taken, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which could in the future cause or result in stabilization or manipulation of the price of any security of the Company.

(xxix) Investment Company Act. The Company is not, and upon the issuance and sale of the Securities as herein contemplated and the application of the net proceeds therefrom as described in the Offering Memorandum will not be, an "investment company" or an entity "controlled" by an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act").

(xxx) Registration Rights. Except as described in the Offering Memorandum (exclusive of any amendments thereto after the date hereof), there are no persons with registration rights or other similar rights to have any securities of the Company or its subsidiary registered under the 1933 Act.

(xxxi) Similar Offerings. Neither the Company nor any of its Affiliates has, directly or indirectly, solicited any offer to buy, sold or offered to sell or otherwise negotiated in respect of, or will solicit any offer to buy or offer to sell or otherwise negotiate in respect of, in the United States or to any United States citizen or resident, any security which is or could be integrated with the sale of the Securities in a manner that could require the Securities to be registered under the 1933 Act.

(xxxii)     Rule 144A Eligibility.  The Securities are
eligible for resale pursuant to Rule 144A and will not be, at the Closing Time, of the same class as securities listed on a national securities exchange registered under
Section 6 of the 1934 Act, or quoted in a U.S. automated interdealer quotation system.

(xxxiii)    No General Solicitation.  None of the Company,
its Affiliates or any person acting on its or any of their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage, in connection with the offering of the Securities, in any form of general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act.

         (xxxiv)     Related Party Transactions.  There is no
      relationship, direct or indirect, between or among the Company on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company on the other hand, which is required to be described in the 1934 Act Reports that has not been so described.

         (xxxv) No Registration Required. Subject to compliance by the Initial Purchasers with the procedures set forth in
      Section 6 hereof, it is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by this Agreement and the Offering Memorandum to register the Securities under the 1933 Act or to qualify the Indenture under the 1939 Act.

(xxxvi)     Reporting Company; Nasdaq Listing.  The Company
is subject to and in compliance with the reporting requirements of Section 13 or Section 15(d) of the 1934 Act. The Common Stock is registered pursuant to Section 12(g) of the 1934 Act and is listed on the Nasdaq National Market, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the 1934 Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the NASD is contemplating terminating such registration or listing.

(xxxvii)    Accounting Controls.  The Company and its
subsidiary maintain a system of internal accounting controls sufficient to provide reasonable assurances that (a) transactions are executed in accordance with management's general or specific authorization, (b) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (c) access to assets is permitted only in accordance with management's general or specific authorization and (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (b) Officer's Certificates. Any certificate signed by any officer of the Company or its subsidiary delivered to the Representatives or to counsel for the Initial Purchasers shall be deemed a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

      SECTION 2.     Sale and Delivery to Initial Purchasers;
Closing.

      (a) Securities. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company agrees to sell to each Initial Purchaser and each Initial Purchaser agrees to purchase from the Company, severally and not jointly, at the price set forth in Schedule B, the aggregate principal amount of Initial Securities set forth in Schedule A opposite the name of such Initial Purchaser.

      (b) Option Securities. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company hereby grants an option to the Initial Purchasers severally and not jointly to purchase up to an additional $26,250,000 aggregate principal amount of Securities at the same price set forth in Schedule B for the Initial Securities, plus accrued interest, if any, from the date of the Closing Time
(as hereinafter defined) to the relevant Date of Delivery
(as hereinafter defined). The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Securities upon notice by Merrill Lynch the Company setting forth the number of Option Securities as to which the Initial
Purchasers are then exercising the option and the time and date of payment and delivery for such Option Securities.
Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days after the exercise of such option, nor in any event prior to the Closing Time. If the option is exercised as to all or any portion of the Option Securities, each of the Initial Purchasers, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in Schedule
A opposite the name of such Initial Purchasers bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of fractional shares.

(c) Payment. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the office of Debevoise & Plimpton, 875 Third Avenue, New York, New York 10022, or at such other place as shall be agreed upon by the Representatives and the Company, at 9:00 a.m. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 p.m. (Eastern time) on any given day) business day after the date hereof, or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "Closing Time").

     In addition, in the event that any or all of the Option Securities are purchased by the Initial Purchasers, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Company, on each Date of Delivery as specified in the notice from the Representatives to the Company. Payment shall be made to the Company by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to the Initial Purchasers of certificates for the Securities to be purchased by them. It is understood that each Initial Purchaser has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase.
Merrill Lynch, individually and not as representative of the Initial Purchasers, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Initial Purchaser whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Initial Purchaser from its obligations hereunder.

      (d) Denominations; Registration. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations ($100,000 or integral multiples of $1,000 in excess thereof) and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates, which may be in temporary form, for the Initial Securities and the Option Securities, if any, shall be made available for examination and packaging by the Representatives in The City of New York not later than 10:00 a.m. (Eastern time) on the last business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

      SECTION 3.     Covenants of the Company.  The Company
covenants with each Initial Purchaser as follows:

      (a) Offering Memorandum. The Company, as promptly as possible, will furnish to each Initial Purchaser, without charge, such number of copies of the Preliminary Offering Memorandum, the Final Offering Memorandum and any amendments and supplements thereto and documents incorporated by reference therein as such Initial Purchaser may reasonably request.

      (b) Notice and Effect of Material Events. The Company will immediately notify the Initial Purchasers, and confirm such notice in writing, of (x) any filing made by the Company of information relating to the offering of the Securities with any securities exchange or any other regulatory body in the United States or any other jurisdiction, and (y) prior to the completion of the placement of the Securities by the Initial Purchasers as evidenced by a notice in writing from the Initial Purchasers to the Company, any material changes in or affecting the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise which (i) make any statement in the Offering Memorandum false or misleading or
(ii) are not disclosed in the Offering Memorandum. In such event or if during such time any event shall occur or condition exist as a result of which it is necessary, in the reasonable opinion of any of the Company, its counsel, the Initial Purchasers or counsel for the Initial Purchasers, to amend or supplement the Final Offering Memorandum in order that the Final Offering Memorandum not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances then existing, the Company will forthwith amend or supplement the Final Offering Memorandum by preparing and furnishing to each Initial Purchaser an amendment or amendments of, or a supplement or supplements to, the Final Offering Memorandum (in form and substance satisfactory in the reasonable opinion of counsel for the Initial Purchasers) so that, as so amended or supplemented, the Final Offering Memorandum will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a Subsequent Purchaser, not misleading.

(c) Amendment to Offering Memorandum and Supplements. The Company will advise the Initial Purchasers promptly of any proposal to amend or supplement the Offering Memorandum and will not effect such amendment or supplement without the consent of the Initial Purchasers. Neither the consent of the Initial Purchasers, nor the Initial Purchasers' delivery of any such amendment or supplement, shall constitute a waiver of any of the conditions set forth in Section 5 hereof.

(d)   DTC.  The Company will cooperate with the Initial
Purchasers and use its best efforts to permit the Securities to be eligible for clearance and settlement through the facilities of DTC.

(e) Use of Proceeds. The Company will use the net proceeds received by it from the sale of the Securities in the manner specified in the Offering Memorandum under "Use of Proceeds."

(f) Listing. The Company will use its best efforts to effect and maintain the listing of the shares of Common
Stock issuable upon conversion of the Securities on the Nasdaq National Market.

(g) Restriction on Sale of Securities. During a period of 90 days from the date of the Offering Memorandum, the Company will not, without the prior written consent of the Merrill Lynch, (i) directly or indirectly, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of any share of Common Stock or any securities convertible into or exercisable or exchangeable for or repayable with Common Stock or file any registration statement under the 1933 Act with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) the Securities to be sold hereunder and the common stock that may be issued upon conversion of the Security pursuant to their terms, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof and referred to in the Offering Memorandum, (C) any shares of Common Stock issued or options or rights to purchase Common Stock granted pursuant to existing employee benefit plans of the Company or (D) any shares of Common Stock issued pursuant to any non-employee director stock plan or dividend reinvestment plan.

(h) PORTAL Designation. The Company will use its best efforts to permit the Securities to be designated PORTAL securities in accordance with the rules and regulations adopted by the National Association of Securities Dealers, Inc. ("NASD") relating to trading in the PORTAL Market.

(i) Reporting Requirements. The Company, during the period when the Offering Memorandum is required to be delivered pursuant to Section 6(a)(vii) hereof, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

(j) Registration Rights Agreement; Trust Indenture Act. The Company agrees that it will comply with all the terms and conditions of the Registration Rights Agreement and that prior to any registration of the Securities pursuant to the Registration Rights Agreement, or at such earlier time as may be required, that it will cause the Indenture to be qualified under the 1939 Act.

      (k) The Company will use its best efforts to obtain a waiver from each person who would otherwise have the right to have Securities of the Company (other than shares of Common Stock issuable upon conversion of the Notes) registered on the registration statement filed pursuant to the Registration Rights Agreement ("the Resale Registration Statement"). To the extent the Company does not receive such waivers, the Company will use its best efforts to obtain the consent of such persons from whom waivers are not obtained to file a separate registration statement with respect to all such other registrable securities, rather than include them in the Resale Registration Statement and, upon receipt of such consent, to register such registrable securities in accordance therewith.

      SECTION 4.     Payment of Expenses.

      (a) Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing, delivery to the Initial Purchasers and any filing of the Offering Memorandum (including financial statements and any schedules or exhibits and any document incorporated therein by reference) and of each amendment or supplement thereto, (ii) the preparation, printing and delivery to the Initial Purchasers of this Agreement, the Indenture and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Initial Purchasers and the certificates for the shares of Common Stock issuable upon conversion thereof, including any stock or other transfer taxes, any stamp or other duties payable upon the sale, issuance and delivery of the Securities to the Initial
Purchasers and any charges of DTC in connection therewith,
(iv) the fees and disbursements of the Company's counsel, accountants and other advisors, (v) the reasonable fees and disbursements of counsel for the Initial Purchasers in connection with the preparation of the Blue Sky Survey,
(vi) the fees and expenses of the Trustee, any transfer agent or registrar for the Securities or the Common Stock, including the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities,
(vii) any fees and expenses payable in connection with the initial and continued designation of the Securities as PORTAL securities under the PORTAL Market Rules pursuant to NASD Rule 5322, (viii) the fees and expenses payable in connection with the listing of the shares of Common Stock issuable upon conversion of the Securities on the Nasdaq
National Market and (ix) the performance by the Company of its obligations under the Registration Rights Agreement.

      (b) Termination of Agreement. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 10(a)(i) hereof, the Company shall reimburse the Initial Purchasers for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Initial Purchasers.

      SECTION 5. Conditions of Initial Purchasers' Obligations. The obligations of the several Initial Purchasers hereunder are subject to the accuracy of the representations and warranties contained in Section 1 hereof or in certificates of any officer of the Company or its subsidiary delivered pursuant to the provisions hereof, to the performance by the Company of its covenants and other obligations hereunder, and to the following further conditions:

      (a) Opinion of Counsel for Company. At the Closing Time, the Representatives shall have received the favorable opinions, dated as of the Closing Time, of Cooley Godward
LLP, counsel for the Company, McDonnell Boehnen Hulbert &
Berghoff, special intellectual property counsel for the Company, Covington & Burling, special regulatory counsel for the Company and Truman Bodden & Company, special Cayman
Islands counsel for the Company, in form and substance satisfactory to counsel for the Initial Purchasers, to the effect set forth in Exhibits A-1, A-2, A-3 and A-4, respectively, hereto and to such further effect as counsel to the Initial Purchaser may reasonably request.

      (b) Opinion of Counsel for Initial Purchasers. At the Closing Time, the Representatives shall have received the favorable opinion, dated as of the Closing Time, of Debevoise & Plimpton, counsel for the Initial Purchasers, in form and substance reasonably satisfactory to the Initial Purchasers.

(c) Officers' Certificate. At the Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of the Closing Time, and (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to the Closing Time.

(d) Accountants' Comfort Letter. At the time of the execution of this Agreement, the Representatives shall have received from Ernst & Young LLP a letter dated such date, in form and substance satisfactory to the Initial Purchasers, containing statements and information of the type ordinarily included in accountants' "comfort letters" with respect to the financial statements and certain financial information contained in or incorporated by reference into the Offering Memorandum.

(e) Bring-down Comfort Letter. At the Closing Time, the Representatives shall have received from Ernst & Young LLP a letter, dated as of the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to the Closing Time.

(f)   PORTAL.  At the Closing Time, the Securities and the
Common Stock issuable upon conversion of the Securities shall have been designated for trading on PORTAL.

(g) Approval for Listing. At the Closing Time, the shares of Common Stock issuable upon conversion of the Securities shall have been approved for listing on the Nasdaq National
Market.

(h) No Downgrading. Since the date of this Agreement, there shall not have occurred a downgrading in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such securities rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its ratings of any of the Company's securities.

(i) Lock-up Agreements. At the date of this Agreement, the Representatives shall have received an agreement substantially in the form of Exhibit C hereto signed by the persons listed on Schedule C hereto.

(j) Conditions to Purchase of Option Securities. In the event that the Initial Purchasers exercises their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties contained in Section 1 hereof and the statements in any certificates furnished by the Company or any subsidiary of the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant
Date of Delivery, the Representatives shall have received:

         (i) Officers' Certificate. A certificate, dated such Date of Delivery, of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that the certificate delivered at Closing Time pursuant to Section 5(c) hereof remains true and correct as of such Date of Delivery.

         (ii) Opinion of Counsel for Company. The favorable opinions of Cooley Godward LLP, counsel for the Company, McDonnell Boehnen Hulbert & Berghoff, special intellectual property for the Company, Covington & Burling, special regulatory counsel for the Company and Truman Bodden & Company, special Cayman Islands counsel to the Company, in form and substance satisfactory to counsel for the Initial Purchasers, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by
      Section 5(a) hereof.

(iii) Opinion of Counsel for Initial Purchasers. The favorable opinion of Debevoise & Plimpton, counsel for the Initial Purchasers, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(b) hereof.

(iv)     Bring-down Comfort Letter.  A letter from Ernst &
Young LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

(v) No Downgrading. Subsequent to the date of this Agreement, no downgrading shall have occurred in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the 1933 Act, and no such securities rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its ratings of any of the Company's securities.

      (k) Additional Documents. At the Closing Time and at each Date of Delivery, counsel for the Initial Purchasers shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Securities as herein contemplated shall be satisfactory in form and substance to the Representatives and counsel for the Initial Purchasers.

      (l) Termination of Agreement. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Initial Purchasers to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Company at any time at or prior to the Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 7, 8 and 9 shall survive any such termination and remain in full force and effect.

      SECTION 6.     Subsequent Offers and Resales of the
Securities.

      (a) Offer and Sale Procedures. Each Initial Purchaser and the Company hereby establish and agree to observe the following procedures in connection with the offer and sale of the Securities:

         (i) Offers and Sales only to Qualified Institutional Buyers. Offers and sales of the Securities shall only be made to persons whom the offeror or seller reasonably believes to be qualified institutional buyers, as defined in Rule 144A under the 1933 Act ("Qualified Institutional Buyers").

(ii) No General Solicitation. No general solicitation or general advertising (within the meaning of Rule 502(c) under the 1933 Act) will be used in the United States in connection with the offering or sale of the Securities.

(iii) Purchases by Non-Bank Fiduciaries. In the case of a non-bank Subsequent Purchaser of a Security acting as a fiduciary for one or more third parties, each third party shall, in the judgment of such Initial Purchaser, be a Qualified Institutional Buyer.

(iv) Subsequent Purchaser Notification. Each Initial Purchaser will take reasonable steps to inform, and cause each of its U.S. Affiliates to take reasonable steps to inform, persons acquiring Securities from such Initial Purchaser or affiliate, as the case may be, in the United States that the Securities (A) have not been and will not be registered under the 1933 Act, (B) are being sold to them without registration under the 1933 Act in reliance on Rule 144A, and (C) may not be offered, sold or otherwise transferred except (1) to the Company or any subsidiary thereof or (2) in accordance with Rule 144A to a person whom the seller reasonably believes is a Qualified Institutional Buyer that is purchasing such Securities for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance on Rule 144A.

(v) Minimum Principal Amount. No sale of the Securities to any one Subsequent Purchaser will be for less than U.S. $100,000 principal amount and no Security will be issued in a smaller principal amount. If the Subsequent Purchaser is a non-bank fiduciary acting on behalf of others, each person for whom it is acting must purchase at least U.S. $100,000 principal amount of the Securities.

(vi) Restrictions on Transfer. The transfer restrictions and the other provisions set forth in the Offering Memorandum under the heading "Notice to Investors," including the legend required thereby, shall apply to the Securities and the Common Stock issuable upon the conversion thereof except as otherwise agreed by the Company and the Initial Purchasers.

         (vii) Delivery of Offering Memorandum. Each Initial Purchaser will deliver to each purchaser of the Securities from such Initial Purchaser, in connection with its original distribution of the Securities, a copy of the Offering Memorandum, as amended and supplemented at the date of such delivery.

      (b) Covenants of the Company. The Company covenants with each Initial Purchaser as follows:

         (i) Integration. The Company agrees that it will not and will cause its Affiliates not to, directly or indirectly, solicit any offer to buy, sell or make any offer or sale of, or otherwise negotiate in respect of, securities of the Company of any class if, as a result of the doctrine of "integration" referred to in Rule 502 under the 1933 Act, such offer or sale could render invalid (for the purpose of (i) the sale of the Securities by the Company to the Initial Purchasers, (ii) the resale of the Securities by any Initial Purchaser to Subsequent Purchasers or (iii) the resale of the Securities by such Subsequent Purchasers to others) the exemption from the registration requirements of the 1933 Act provided by Section 4(2) thereof or by Rule 144A thereunder or otherwise.

(ii) Rule 144A Information. The Company agrees that, in order to render the Securities eligible for resale pursuant to Rule 144A under the 1933 Act, while any of the Securities remain outstanding, it will make available, upon request, to any holder of Securities or prospective purchasers of Securities the information specified in Rule 144A(d)(4), unless the Company furnishes information to the Commission pursuant to Section 13 or 15(d) of the 1934 Act.

(iii) Restriction on Repurchases. Until the expiration of two years after the original issuance of the Securities, the Company will not, and will cause its Affiliates not to, resell any Securities which are "restricted securities" (as such term is defined under Rule 144(a)(3) under the 1933
Act), whether as beneficial owner or otherwise (except as agent acting as a securities broker on behalf of and for the account of customers in the ordinary course of business in unsolicited broker's transactions).

      (c) Qualified Institutional Buyer. Each Initial Purchaser severally and not jointly represents and warrants to, and agrees with, the Company that it is a "qualified institutional buyer" within the meaning of Rule 144A under the 1933 Act (a "Qualified

Institutional Buyer") and an "accredited investor" within the meaning of Rule 501(a) under the 1933 Act (an "Accredited Investor").

      (d) Additional Representations and Warranties of the Initial Purchasers. Each Initial Purchaser severally and not jointly represents and agrees that it has not entered and will not enter into any contractual arrangements with respect to the distribution of the Securities, except with its affiliates or with the prior written consent of the Company.

      SECTION 7.     Indemnification.

      (a)   Indemnification of the Initial Purchasers.  The
Company agrees to indemnify and hold harmless each Initial
Purchaser and each person, if any, who controls any Initial
Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

         (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum or the Final Offering Memorandum (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 7(d) below) any such settlement is effected with the written consent of the Company; and

(iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense (x) to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum (or any amendment thereto), and (y) with respect to the Preliminary Offering Memorandum, to the extent that the Company shall sustain the burden of proving (i) that any such loss, claim, expense, damage or liability of such Initial Purchaser results from the fact that such Initial Purchaser sold the Notes to a person as to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Final Offering Memorandum (as then amended or supplemented), (ii) that the Company had previously furnished copies thereof in sufficient quantities to such Initial Purchaser and the loss, claim, expense, damage or liability of such Initial Purchaser results from an untrue statement or omission of a material fact contained in the Preliminary Offering Memorandum that was corrected in the Final Offering Memorandum and (iii) that sending such Final Offering Memorandum by the date of closing to the person or persons asserting such loss, liability, claim, damage or expense would have constituted a defense to the claim asserted by such person or persons.

      (b) Indemnification of Company. Each Initial Purchaser severally agrees to indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Offering Memorandum in reliance upon and in conformity with written information furnished to the Company by such Initial Purchaser through Merrill Lynch expressly for use in the Offering Memorandum.

(c) Actions against Parties; Notification. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 7(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 7(b) above, counsel to the indemnified parties shall be selected by the Company. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party.
In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section or Section 8 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

      (d) Settlement without Consent if Failure to Reimburse. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 7(a)(ii) effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement; provided that an indemnifying party shall not be liable for any such settlement, if such indemnifying party (1) reimburses such indemnified party in accordance with such request for the amount of such fees and expenses of counsel as the indemnifying party believes in good faith to be reasonable, and (2) provides written notice to the indemnified party that the indemnifying party disputes in good faith the reasonableness of the unpaid balance of such fees and expenses.

      SECTION 8. Contribution. If the indemnification provided for in Section 7 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause
(i) above but also the relative fault of the Company on the one hand and of the Initial Purchasers on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Company on the one hand and the Initial Purchasers on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Company and the total underwriting discount received by the Initial Purchasers, bear to the aggregate initial offering price of the Securities.

     The relative fault of the Company on the one hand and the Initial Purchasers on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or by the Initial Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation (even if the Initial Purchasers were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section, no Initial Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the Securities purchased and sold by it hereunder exceeds the amount of any damages which such Initial Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation
(within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section, each person, if any, who controls an Initial Purchaser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Initial Purchaser, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Company. The Initial Purchasers' respective obligations to contribute pursuant to this Section 8 are several in proportion to the principal amount of Securities set forth opposite their respective names in Schedule A hereto and not joint.

      SECTION 9. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or in certificates of officers of the Company or its subsidiary submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Initial Purchaser or controlling person, or by or on behalf of the Company, and shall survive delivery of the Securities to the Initial Purchasers.

      SECTION 10.    Termination of Agreement.

      (a) Termination; General. The Representatives may terminate this Agreement, by notice to the Company, at any time at or prior to the Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Offering Memorandum, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its subsidiary considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in any securities of the Company has been suspended or materially limited by the Commission or the Nasdaq National Market, or if trading generally on the American Stock Exchange or the New York Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the National Association of Securities Dealers, Inc. or any other governmental authority, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

      (b) Liabilities. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in
Section 4 hereof, and provided further that Sections 1, 7, 8 and 9 shall survive such termination and remain in full force and effect.

      SECTION 11. Default by One or More of the Initial Purchasers. If one or more of the Initial Purchasers shall fail at the Closing Time to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the

Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Initial Purchasers, or any other initial purchasers, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

      (a)   if the number of Defaulted Securities does not exceed
10% of the aggregate principal amount of the Securities to be purchased hereunder, each of the non-defaulting Initial
Purchasers shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Initial
Purchasers, or

(b) if the number of Defaulted Securities exceeds 10% of the aggregate principal amount of the Securities to be purchased hereunder, this Agreement shall terminate without liability on the part of any non-defaulting Initial
Purchaser.

     No action taken pursuant to this Section shall relieve any defaulting Initial Purchaser from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement, either the Representatives or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Offering Memorandum or in any other documents or arrangements.

      SECTION 12. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Initial Purchasers shall be directed to them at North Tower, World Financial Center, New York, New York 10281, attention of Syndicate Operations, with a copy to Debevoise & Plimpton, 875 Third Avenue, New York, New York, 10022, attention of Peter J. Loughran; notices to the Company shall be directed to it at 3172 Porter Drive, Palo Alto, California 94304, attention of Louis G. Lange with a copy to Cooley Godward LLP, 5 Palo Alto Square, Palo Alto, California 94306, attention of Alan C. Mendelson.

      SECTION 13. Parties. This Agreement shall inure to the benefit of and be binding upon the Initial Purchasers, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Initial Purchasers and the Company and their respective successors and the controlling persons and officers and directors referred to in Sections 7 and 8 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Initial Purchasers and the Company and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from the Initial Purchasers shall be deemed to be a successor by reason merely of such purchase.

      SECTION 14. GOVERNING LAW AND TIME. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF
THE STATE OF NEW YORK.  SPECIFIED TIMES OF DAY REFER TO NEW
YORK CITY TIME.

      SECTION 15. Effect of Headings. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Initial Purchasers and the Company in accordance with its terms.


                              Very truly yours,


                              CV THERAPEUTICS, INC.


                              By
                                Title:

CONFIRMED AND ACCEPTED,
   as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                          INCORPORATED
J.P. MORGAN SECURITIES INC.
FLEETBOSTON ROBERTSON STEPHENS INC.
SG COWEN SECURITIES CORPORATION
By:  MERRILL LYNCH, PIERCE, FENNER & SMITH
      INCORPORATED

By:
   Authorized Signatory

For themselves and as Representatives of the other Initial
Purchasers named in Schedule A hereto.

                         SCHEDULE A


     Name of Initial Purchaser
                                              Principal Amount
                                                 of Securities

Merrill Lynch, Pierce, Fenner & Smith Incorporated  87,002,000
J.P. Morgan Securities Inc.                         29,166,000
FleetBoston Robertson Stephens Inc.                 29,166,000
SG Cowen Securities Corporation                     29,166,100

Total                                             $175,000,000

                         SCHEDULE B

                    CV Therapeutics, Inc.
  $175,000,000 4 3/4% Convertible Subordinated Notes due 2007

  1. The initial offering price of the Securities shall be 100% of the principal amount thereof, plus accrued interest, if any, from the date of issuance.

  2. The purchase price to be paid by the Initial
Purchasers for the Securities shall be 96.875% of the principal amount thereof.

  3. The interest rate on the Securities shall be 4_% per annum.

  4. The Securities shall be convertible into shares of the Company's Common Stock, par value $.001 per share, at an initial conversion price of $63.84 per share (equivalent to a conversion rate of 15.6642 shares per $1,000 principal amount of Securities).

  5. The Securities may be redeemed at the option of the Company prior to March 7, 2003, in whole or in part, if:

           the closing price of the Company's common stock has exceeded 150% of the conversion price then in effect for at least 20 trading days within a period of 30 consecutive trading days ending on the trading day prior to the date of mailing of the provisional redemption notice (which date shall be at least 20 but not more than 60 trading days prior to the provisional redemption date); and

        the shelf registration statement covering resales of the notes and the common stock issuable upon conversion of the notes is effective and available for use and is expected to remain effective for the 30 days following the provisional redemption date.

  6. The provisional redemption price to be paid in the event of a provisional redemption described in paragraph 5 above and to be supplied in the Offering Memorandum (and correspondingly in the Indenture) shall be a price equal to $1,000 per $1,000 principal amount of Notes to be redeemed plus accrued and unpaid interest, if any, to the provisional redemption date.

  Upon any provisional redemption, the Company shall also make an additional payment in cash with respect to the notes called for redemption to holders on the notice date in an amount equal to $107.14 per $1,000 principal amount of notes, less the amount of any interest actually paid on the notes prior to the notice date. The Company is obligated to make this additional payment on all notes called for provisional redemption, including any notes converted after the notice date and before the provisional redemption date.

  7. The Securities may be redeemed at the option of the Company at any time after March 7, 2003 in whole or in part.

  8.  The redemption prices to be supplied in the Offering
Memorandum (and correspondingly in the Indenture) (expressed as a percentage of principal amount) are as follows for the 12-month period specified below:

Year                                Redemption
                                      Price
March 7, 2003 through March 6, 2004   102.714%

March 7, 2004 through March 6, 2005   102.036%

March 7, 2005 through March 6, 2006   101.357%

March 7, 2006 and thereafter          100.679%

                         SCHEDULE C

             List of Persons Subject to Lock-Up

Louis G. Lange, M.D., Ph.D.
Daniel K. Spiegelman
Andrew A. Wolff, M.D.
Brent K. Blackburn, Ph.D.
Richard M. Lawn, Ph.D.
David C. McCaleb
Thomas L. Gutshall
Barbara J. McNeil, M.D., Ph.D.
J. Leighton Read, M.D.
Costa G. Sevastopoulos, Ph.D.
Isaac Stein

                                                            Exhibit A-1


            FORM OF OPINION OF COMPANY'S COUNSEL
                 TO BE DELIVERED PURSUANT TO
                        SECTION 5(a)


     (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware.

     (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and to enter into and perform its obligations under the Purchase
Agreement, the Registration Rights Agreement, the Indenture and the Securities.

     (iii) The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

     (iv) The Company has an authorized capitalization as set forth in the Offering Memorandum; the shares of issued and outstanding capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any preemptive or, to the best of our knowledge, other similar rights of any securityholder of the Company.

     (v) To the best of our knowledge and information, the Company does not have any subsidiaries other than CVTA.

     (vi) The Purchase Agreement has been duly authorized, executed and delivered by the Company.

     (vii) The Indenture has been duly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery thereof by the Trustee) constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (viii) The Securities are in the form contemplated by the Indenture, have been duly authorized by the Company and, when executed by the Company and authenticated by the Trustee in the manner provided in the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee) and issued and delivered against payment of the purchase price therefor will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium (including, without limitation, all laws relating to fraudulent transfers), or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), and will be entitled to the benefits of the Indenture.

     (ix) The Registration Rights Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (x) If a California court were to apply California law in any proceeding relating to the Indenture, the Securities and the Registration Rights Agreement, each of them would constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with their terms under California law, except as the enforcement thereof may be limited by bankruptcy, insolvency (including, without limitation, all laws relating to fraudulent transfers), reorganization, moratorium or other similar laws relating to or affecting enforcement of creditors' rights generally, or by general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

     (xi) Upon issuance and delivery of the Securities in accordance with the Purchase Agreement and the Indenture, the Securities shall be convertible at the option of the holder thereof for shares of Common Stock in accordance with the terms of the Securities and the Indenture; the shares of Common Stock issuable upon conversion of the Securities have been duly authorized and reserved for issuance upon such conversion by all necessary corporate action; such shares, when issued upon such conversion, will be validly issued and will be fully paid and non-assessable and free and clear of all liens, encumbrances, equities or claims imposed by or arising from actions of the Company and no holder of such Common Stock is or will be subject to personal liability by reason of being such a holder.

(xii) The issuance of the shares of Common Stock upon conversion of the Securities is not subject to the preemptive or, to our knowledge, other similar rights of any securityholder of the Company. There is no restriction upon the voting or transfer of any shares of common stock pursuant to the Company's certificate of incorporation or bylaws.

(xiii) The Indenture conforms in all material respects with the 1939 Act.

(xiv) The Securities, the Indenture and the Common Stock conform in all material respects to the descriptions thereof contained in the Offering Memorandum.

(xv) To the best of our knowledge, except as set forth in the Offering Memorandum, there are no contracts, agreements or understandings between the Company and any person granting such person the right to (1) require the Company to file a registration statement pursuant to the 1933 Act with respect to any securities of the Company or (2) include in a registration statement filed pursuant to the 1933 Act any securities of the Company.

(xvi) To the best of our knowledge, except as disclosed in the Offering Memorandum, there is not pending or overtly threatened any action, suit, proceeding, inquiry or investigation, to which the Company or any subsidiary is a party, or to which the property of the Company or any subsidiary thereof is subject, before or brought by a court or governmental agency or body, which could reasonably be expected to result in a Material Adverse Effect, or which could reasonably be expected to materially and adversely affect the properties or assets thereof or the consummation of the transactions contemplated in the Purchase Agreement, the Indenture, the Securities and the Registration Rights
Agreement or the performance by the Company of its obligations thereunder or the transactions contemplated by the Offering Memorandum.

(xvii) The information in the Offering Memorandum under "Business-Collaborations and Licenses", "Description of
Notes," "Description of Capital Stock" and "United States
Federal Income Tax Considerations," to the extent that it constitutes matters of law, summaries of legal matters or legal documents or instruments, the Company's charter and bylaws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

(xviii) All descriptions in the Offering Memorandum of contracts and other documents to which the Company or its subsidiary is a party are accurate in all material respects.

     (xix) To the best of our knowledge, the Company is not in, nor with the giving of notice or lapse of time would be, in violation of or in default under its certificate of incorporation or by-laws .

     (xx) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than such as may be required under the applicable securities laws of the various jurisdictions in which the Securities will be offered or sold, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or the Registration
Rights Agreement or the due execution, delivery or performance of the Indenture by the Company or for the offering, issuance, sale or delivery of the Securities to the Initial Purchasers or the resale by the Initial
Purchasers in accordance with the terms of the Purchase
Agreement or for the issuance of shares of Common Stock upon conversion of Securities.

     (xxi) It is not necessary in connection with the offer, sale and delivery of the Securities to the Initial Purchasers and to each Subsequent Purchaser in the manner contemplated by the Purchase Agreement and the Offering Memorandum or in connection with the conversion of the Notes into shares of the Company's Common Stock in the manner contemplated in the Indenture to register the Securities or the shares of Common Stock issuable upon conversion of the Notes under the 1933
Act or to qualify the Indenture under the 1939 Act.

     (xxii) The execution, delivery and performance of the Purchase Agreement, the DTC Agreement, the Indenture, the Registration Rights Agreement and the Securities and the consummation of the transactions contemplated in the Purchase Agreement, the Registration Rights Agreement and in the Offering Memorandum (including the use of the proceeds from the sale of the Securities as described in the Offering Memorandum under the caption "Use Of Proceeds" and the issuance of the shares of Common Stock issuable upon conversion of the Securities) and compliance by the Company with its obligations under the Purchase Agreement, the Indenture, the Registration Rights Agreement and the Securities do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xiv) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its subsidiary thereof pursuant to any material contract filed or incorporated by reference as an exhibit to the Company's 1998 Form 10-K and Forms 10-Q for the quarters ended March 31, June 30 and September 30, 1999 (except for such conflicts, breaches or defaults or liens, charges or encumbrances that could not reasonably be expected to have a Material Adverse Effect), nor will such action result in any violation of the provisions of the certificate of incorporation or by-laws of the Company, or to our knowledge, any applicable law, statute (except for the securities or blue sky laws of the various states as to which we express no opinion), rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any of its properties, assets or operations.

     (xxiii) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof described in the Offering Memorandum, will not be an "investment company" or an entity
"controlled" by an "investment company," as such terms are defined in the 1940 Act.

     Nothing has come to our attention that would lead us to believe that the Offering Memorandum or any amendment or supplement thereto (except for financial statements and schedules, related notes, other financial data and statistical data derived therefrom included therein or omitted therefrom as to which we need make no statement), at the time the Offering Memorandum was issued, at the time any such amended or supplemented Offering Memorandum was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                            Exhibit A-2
                FORM OF OPINION OF COMPANY'S
                INTELLECTUAL PROPERTY COUNSEL
                 TO BE DELIVERED PURSUANT TO
                        SECTION 5(a)



     (i) To the best of our knowledge, the Company owns or possesses all Intellectual Property currently employed by them in connection with the business now operated by them except where the failure to own or possess or otherwise be able to acquire such Intellectual Property could not, singly or in the aggregate, have a Material Adverse Effect.

     (ii) Based upon a review of the third party rights made known to us and discussions with scientific personnel of the Company, we are not aware of any valid United States or foreign patent, that is or would be infringed by the activities of the Company in the manufacture, use or sale of any presently proposed product, the technologies employed by the Company or the method of their use in any presently proposed product, each as described in the Offering Memorandum and as such are related to the foregoing technology and products.

     (iii) We have reviewed the Company patent applications which are identified in the Patent Schedule included with this letter, and in such counsel's opinion the Company's patent applications have been properly prepared and filed, and are being diligently pursued by the Company, and the inventions described in the Company patent applications are owned by, have been assigned to or are licensed to the Company.

     (iv) To our knowledge except as disclosed in the Offering Memorandum no party or individual has any right or claim in any of the inventions, patents or patent applications listed in the Patent Schedule and to the best of our knowledge each of the Company's patent applications discloses patentable subject matter.

     (v) To the best of our knowledge, the Company is not infringing or otherwise violating any Intellectual Property of others, unless otherwise disclosed in the Offering
Memorandum. To the best of our knowledge, the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any Intellectual
Property.

     (vi) We know of no legal or governmental proceedings that are pending or, to the best of our knowledge, that are threatened, relating to any Intellectual Property, except
(A) as disclosed in the Offering Memorandum or (B) which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could have a Material Adverse Effect.

     We are familiar with the Intellectual Property used by the Company in its business and the manner of such use and we have reviewed the Offering Memorandum, including particularly the portions of the Offering Memorandum describing or referring to any Intellectual Property
(collectively, the "Intellectual Property Disclosure"). We have reviewed, among other things, the statements in the Offering Memorandum under the captions:

     "Risk Factors - We may be unable to effectively protect our intellectual property, "

     "Risk Factors -Our business depends on attracting and retaining collaborators and licensors," and

     "Business - Collaborations and Licenses," and "Business
     - Patents and Proprietary Technology."

     We have no reason to believe that the information contained or incorporated by reference in the Intellectual
Property Disclosure in the Offering Memorandum at the time the Offering Memorandum was issued, at the time any amended or supplemented Offering Memorandum was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                            Exhibit A-3
       FORM OF OPINION OF COMPANY'S REGULATORY COUNSEL
                 TO BE DELIVERED PURSUANT TO
                        SECTION 5(a)





     We have acted as special counsel to the Company with respect to certain United States Food and Drug Administration ("FDA") regulatory matters. In our capacity as special FDA regulatory counsel to the Company, we have reviewed at your request (1) those portions of the Offering Memorandum set forth under the captions "Risk Factors - Our product candidates will take at least several years to develop, and we cannot assure you that we will successfully develop, market, and manufacture these products", "Risk Factors - If we are unable to satisfy the regulatory requirements for our clinical trials, we will not be able to commercialize our drug candidates", "Risk Factors - If we are unable to satisfy governmental regulations relating to the development of our drug candidates, we may be unable to obtain necessary regulatory approvals to commercialize our products", "Risk Factors - Our products, even if approved by the FDA or foreign regulatory agencies, may not be accepted by physicians, insurers or patients", "Risk Factors - We have no manufacturing experience and will depend on third parties to manufacture our products", "Risk Factors - Failure to obtain adequate reimbursement from government health administration authorities, private health insurers and other organizations could materially adversely affect our future business, results of operations and financial condition", "Business-Manufacturing" and "Business - Government Regulation" (collectively, the "Regulatory Disclosure").

     We have examined originals, or copies that are identified as being true copies of originals, of submissions made by the Company to the FDA pertaining to the Company's product candidates identified in the Offering Memorandum and related correspondence between FDA and the Company, clinical trial protocols submitted to the FDA, representative clinical investigator files for each clinical trial, and records of drug shipments to investigators, in all such cases pertaining to such product candidates, which documents were identified to us by the Company as all of the material FDA regulatory documents and communications in the Company's possession. We have also relied upon oral statements of Company representatives as to matters of fact and have made no other investigation of fact.

     (i) the statements in the Regulatory Disclosure, insofar as such statements purport to describe or summarize applicable provisions of the Federal Food, Drug, and Cosmetic Act ("FDCA") and the regulations promulgated thereunder, are accurate and complete in all material respects and fairly present the information set forth therein;

     (ii) the Company has obtained such licenses, permits, approvals, and authorizations required by the FDA that are necessary for the conduct of the business of the Company as it is currently conducted and described in the Offering
Memorandum and to our knowledge such authorizations are in effect;

     (iii) we are not aware of any lawsuit or regulatory proceeding, pending or threatened, brought by or before the FDA, in which the Company is or would be the defendant or respondent, nor are we aware of any adverse judgment, decree, or order currently in effect that has been issued by the FDA against the Company.

     We have no reason to believe that the information contained in the Regulatory Disclosure in the Offering
Memorandum at the time the Offering Memorandum was issued, at the time any amended or supplemented Offering Memorandum was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                            Exhibit A-4
            FORM OF OPINION OF COMPANY'S SPECIAL
                   CAYMAN ISLANDS COUNSEL
                 TO BE DELIVERED PURSUANT TO
                        SECTION 5(a)



   (i) CVTA has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Offering Memorandum and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing could not reasonably be expected to result in a Material Adverse Effect; all of the issued and outstanding capital stock of the CVTA has been duly authorized and validly issued, is fully paid and non-assessable and, to the best of our knowledge and information, is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

   (ii) To the best of our knowledge, CVTA is not in, nor with the giving of notice or lapse of time would be, in violation of or in default under its certificate of incorporation or bylaws.

   In rendering such opinion, such counsel may rely as to matters of fact (but not as to legal conclusions), to the extent they deem proper, on certificates of responsible officers of the Company and public officials. Such opinion shall not state that it is to be governed or qualified by, or that it is otherwise subject to, any treatise, written policy or other document relating to legal opinions, including, without limitation, the Legal Opinion Accord of the ABA Section of Business Law (1991).

                                                            Exhibit B

                                               March 1, 2000


Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities, Inc.
FleetBoston Robertson Stephens Inc.
SG Cowen Securities Corporation
   as Representative(s) of the several Initial Purchasers
c/o   Merrill Lynch & Co.
   Merrill Lynch, Pierce, Fenner & Smith Incorporated
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

     The undersigned, a stockholder and/or officer and/or director of CV Therapeutics, Inc., a Delaware corporation
(the "Company"), understands that Merrill Lynch & Co.,
Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), J.P. Morgan Securities, Inc., FleetBoston Robertson Stephens Inc. and SG Cowen Securities Corporation propose to enter into a Purchase Agreement (the "Purchase Agreement") with the Company providing for the offering of the Company's
4_% Convertible Subordinate Notes due 2007 which are convertible at the option of the holder at any time on or prior to maturity into shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"). In recognition of the benefit that such an offering will confer upon the undersigned as a stockholder and/or officer and/or director of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned agrees that, during a period of 90 days from the date of the Purchase Agreement, the undersigned will not, without the prior written consent of Merrill Lynch, directly or indirectly, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of, or otherwise dispose of or transfer any shares of the Company's Common
Stock or any securities convertible into or exchangeable or exercisable for or repayable with Common Stock, whether now owned or hereafter acquired by the undersigned or with respect to which the undersigned has or hereafter acquires the power of disposition, or file any registration statement under the Securities Act of 1933, as amended, with respect to any of the foregoing or (ii) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction is to be settled by delivery of Common Stock or other securities, in cash or otherwise. The undersigned understands that Merrill Lynch has agreed, subject to approval by the Company's Chief Executive Officer, to an exception to the foregoing agreements to permit the sale of up to 100,000 shares of Common Stock in the aggregate by the undersigned and the other persons executing letter agreements identical to this letter agreement.

                              Very truly yours,


                              Signature:
                              _________________________

                              Print Name:
                              ________________________